Exhibit 10.1

[FORM OF] DEBT-FOR-EQUITY EXCHANGE AGREEMENT

This DEBT-FOR-EQUITY EXCHANGE AGREEMENT (this “Agreement”), dated as of          , 2017 (the “Effective Date”) is made by and between Sun BioPharma, Inc. a Delaware corporation (the “Company”), and the lender named on the signature page hereto (“Lender”).

RECITALS

A.     Lender is the record and actual holder of one or more promissory notes payable by the Company as identified on Exhibit A.

B.     The Company desires to issue shares of its common stock, par value $0.001 per share (“Common Stock”) to Lender in exchange for the promissory note(s) identified on Exhibit A (the “Debt”).

C.     Lender desires to transfer the Debt to the Company in exchange for shares of Common Stock.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Lender agree as follows:

1.     Exchange.

1.1.     Exchange Commitments. On the Closing Date (as hereinafter defined), (a) the Company will issue to Lender the total number of shares of Common Stock set forth on Exhibit A (the “Securities”), and, in exchange, (b) Lender will transfer to the Company the Debt. The actions described in subparts (a) and (b), collectively, are referred to as the “Exchange”.

1.2.     Effect of Exchange. Upon the Closing (as hereinafter defined), the Debt will thereupon be deemed null and void and the promissory note(s) evidencing the Debt will represent solely the right to receive the Securities. Except for obligations created under this Agreement, by accepting this Agreement, Lender forever releases relieves and discharges the Company and the Company’s past, present and future affiliates, subsidiaries, predecessors, successors, assigns, attorneys, employees, directors, officers, stockholders, agents, and representatives, from any and all claims, demands, actions, cause or causes of action, suits, debts, sums of money, controversies, damages, obligations, breaches and liabilities of every kind and nature, whether known or unknown, in law, equity or otherwise, that have existed or may exist as of the date of this Agreement relating to the Debt and all matters and agreements in connection therewith and related thereto.

2.     Closing and Other Deliveries.

2.1.     Closing. The completion of the Exchange (the “Closing”), will take place at 9:00 a.m., Central Time, on March 31, 2017 or as soon as practicable thereafter (the “Closing Date”). The closing will take place remotely via the delivery and exchange of documents and signatures.

2.2.     Lender Deliveries. At or before the Closing, Lender will deliver or cause to be delivered to the Company the original executed promissory note(s) evidencing the Debt, as identified on Exhibit A, or if Lender has lost any original executed promissory note(s) evidencing the Debt and is unable to deliver such original promissory note(s) at or before the Closing, then Lender will submit an affidavit of loss and indemnity agreement prior to the Closing so that the promissory note(s) may be replaced and deemed cancelled in accordance with the terms of this Agreement (collectively, the “Lender Deliveries”).

2.3.     Company Deliveries. At the Closing, or as soon as commercially practicable after the Company has received all of the Lender Deliveries, the Company will deliver or cause to be delivered to Lender evidence of the issuance of the Securities, which may take the form of a physical certificate or an electronic equivalent thereof.

Debt-for-Equity Exchange Agreement

3.     Representations and Warranties of Lender. Lender hereby represents and warrants to the Company as of the Effective Date and as of the Closing Date as follows:

3.1.     Complete Ownership. Lender is the sole record and beneficial owner of the Debt, free and clear of any and all liens or restrictions on transfer.

3.2.     Organization. To the extent Lender is an entity, Lender is duly incorporated, validly existing and in good standing under the laws of the state of organization, with full power and authority (corporate and other) to own, lease, use and operate its properties, if any, and to carry on its business as and where now owned, leased, used, operated and conducted.

3.3.     Authorization; Enforcement. To the extent Lender is an entity, (a) Lender has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement, to consummate the transactions contemplated hereby and thereby and to tender the Debt and acquire the Securities in accordance with the terms hereof; (b) the execution, delivery and performance of this Agreement by Lender and the consummation by it of the transactions contemplated hereby have been duly authorized by all required parties and no further consent or authorization of Lender, its board of directors or its Stockholders or members is required; (c) this Agreement has been duly executed and delivered by Lender; and (d) assuming the valid and binding execution of this Agreement by the Company and compliance with the terms of this Agreement by the Company, this Agreement constitutes a legal, valid and binding obligation of Lender enforceable against Lender by the Company in accordance with their respective terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity. To the extent Lender is a natural person, this Agreement has been duly and validly authorized, executed and delivered on behalf of Lender and is a valid and binding agreement of Lender , enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

3.4.     Advisors. Lender has been advised to seek financial, legal and tax counsel concerning the transactions contemplated by this Agreement and Lender has obtained, to the extent Lender deems necessary, Lender’s own personal professional advice with respect to the risks inherent in an investment in the Securities, and the suitability of the investment in the Securities in light of Lender’s financial condition and investment goals.

3.5.     Information and Sophistication. Lender and its advisors, if any, have been furnished with all materials relating to the Company, that have been requested by Lender or its advisors, if any, including information regarding the current financial condition of the Company, as well as any information requested to verify this information, to the extent reasonably available. Lender and its advisors, if any, have been afforded the opportunity to ask questions of, and receive answers from, the Company concerning the business, management and financial affairs of the Company and the terms and conditions of the Exchange. Lender acknowledges and understands that an investment in the Securities involves a significant degree of risk, including the risks reflected in the SEC Documents. Lender is experienced and knowledgeable in financial and business matters, is capable of evaluating the merits and risks of investing in the Securities, and does not need or desire the assistance of a knowledgeable representative to aid in the evaluation of such risks who Lender intends to use in connection with a decision as to whether to acquire the Securities.

3.6.     Investment Purpose. Lender is acquiring the Securities for investment for Lender’s own account and without any view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

Debt-for-Equity Exchange Agreement

3.7.     Suitability.

3.7.1.     Lender is an “accredited investor” as such term is defined in Rule 501(a) of the rules and regulations promulgated under the Securities Act.

3.7.2.     Lender has such income and such assets that Lender is able to bear the economic risks of acquiring the Securities.

3.7.3.     Lender is not subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) (each, a “Disqualification Event”) promulgated under the Securities Act, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3).

3.8.     No Registration. Lender understands that the Securities have not been registered under the Securities Act or applicable state securities laws, and will be issued in reliance on exemptions from registration under the Securities Act and applicable state securities laws. Neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

3.9.     Restrictions on Transfer. Lender is fully informed and aware of the circumstances under which the Securities must be held and the restrictions upon the resale of the Securities under the Securities Act and any applicable state securities laws. In this connection, Lender understands that the Securities may not be resold unless they are registered under the Securities Act and any applicable state securities laws or unless an exemption from such registration is available, that the availability of an exemption may depend on factors over which Lender has no control, and that unless so registered or exempt from registration the Securities may be required to be held for an indefinite period.

3.10.     Legends. Lender understands that the certificates (or electronic equivalent) representing the Securities may contain a legend to the effect of (3.8) above and neither the Company nor its transfer agent or registrar is required to recognize any transfer of the Securities (and a stop-transfer order may be placed against transfer of the Securities) if, in the opinion of counsel to the Company, such transfer would result in a violation of any federal or state law regarding the offer and sale of securities.

3.11.     Legal Proceedings. There are no legal proceedings pending or, to Lender’s knowledge, threatened in writing, against or affecting Lender or Lender’s respective assets, at law or in equity, by or before any governmental authority, or by or on behalf of any third party, which, if adversely determined, would impair Lender’s ability to enter into this Agreement or consummate the transactions contemplated by this Agreement.

3.12.     Governmental Review. Lender understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or an investment therein.

3.13.     Residency. Lender is a resident of the jurisdiction set forth immediately below such Lender’s name on the signature page to this Agreement.

3.14.     No Intent to Effect a Change of Control. Lender has no present intent to change or influence the control of the Company within the meaning of Rule 13d-1 of the Exchange Act.

4.     Representations and Warranties of the Company. The Company hereby represents and warrants to Lender as of the Effective Date and as of the Closing Date, except as set forth in the Company SEC Documents (as hereinafter defined), as follows:

4.1.     Organization and Qualification. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full power and authority (corporate and other) to own, lease, use and operate its properties, if any, and to carry on its business as and where now owned, leased, used, operated and conducted. The Company is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a material adverse effect.

Debt-for-Equity Exchange Agreement

4.2.     Authorization; Enforcement.

4.2.1.     The Company has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement, to consummate the transactions contemplated hereby and to issue the Securities in accordance with the terms hereof.

4.2.2.     The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby (including without limitation the issuance of the Securities in accordance with the Company’s Certificate of Incorporation and this Agreement) have been duly authorized by the Company’s board of directors and no further consent or authorization of the Company, its board of directors or its stockholders is required.

4.2.3.     This Agreement has been duly executed and delivered by the Company.

4.2.4.     Assuming the valid and binding execution of this Agreement by Lender and compliance with the terms of this Agreement by Lender, this Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company by Lender in accordance with its terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

4.3.     Issuance of Securities. The Securities have been duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and charges with respect to the issuance thereof.

4.4.     No Conflicts; No Violation.

4.4.1.     The execution, delivery and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the Securities) do not (i) conflict with or result in a violation of any provision of the Company’s Certificate of Incorporation or Bylaws, (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment (including without limitation, the triggering of any anti-dilution provision), acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or by which any property or asset of the Company is bound or affected (except, in the case of clauses (ii) and (iii), for such conflicts, breaches, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect).

4.4.2.     The Company is not in violation of its Certificate of Incorporation, Bylaws or other organizational documents and the Company is not in default (and no event has occurred which with notice or lapse of time or both could put the Company in default) under, and the Company has not taken any action or failed to take any action that (and no event has occurred which, without notice or lapse of time or both) would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party or by which any property or assets of the Company is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a material adverse effect.

Debt-for-Equity Exchange Agreement

4.4.3.     Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws or any listing agreement with any securities exchange or automated quotation system, the Company is not required to obtain any consent, authorization or order of (other than those obtained on or prior to the date hereof), or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof, or to issue the Securities in accordance with the terms hereof.

4.5.     SEC Documents. Since January 1, 2016, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof being referred to herein as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, other than SEC Documents that have been amended as of the date hereof.

5.     Conditions.

5.1.     The obligations of the Company to consummate the transactions contemplated by this Agreement are subject to the fulfillment or waiver of the following conditions:

5.1.1.     the representations and warranties of Lender set forth in Section 3 of this Agreement shall be true and correct on and as of the Closing Date; and

5.1.2.     Lender shall have delivered to the Company all of the Lender Deliveries.

5.2.     The obligations of Lender to consummate the transactions contemplated by this Agreement are subject to the fulfillment or waiver of the following conditions:

5.2.1.     the representations and warranties of the Company set forth in Section 4 of this Agreement shall be true and correct on and as of the Closing Date; and

5.2.2.     the Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

6.     Indemnification.

6.1.     Indemnification by Company. In consideration of Lender’s execution and delivery of this Agreement and its acquisition of the Securities hereunder, and in addition to all of the Company’s other obligations under this Agreement, the Company will defend, protect, indemnify and hold harmless Lender and any person who controls Lender within the meaning of Section 15 of the Exchange Act, (collectively, the “Lender Indemnitees”) from and against any and all Liabilities incurred or suffered by a Lender Indemnitee solely as a result of, or arising solely out of, or relating solely to (a) any breach of any representation or warranty made by the Company herein or in any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained herein or in any other certificate, instrument or document contemplated hereby or thereby, (c) any cause of action, suit or claim brought or made against such Lender Indemnitee and arising out of or resulting from the execution, delivery, performance, breach or enforcement of this Agreement by the Company or (d) the status of such Lender or holder of the Securities as an investor in the Company to the extent such status arises from actions or inaction by the Company in violation of law.

Debt-for-Equity Exchange Agreement

6.2.     Indemnification by Lender. Lender will defend, protect, indemnify and hold harmless the Company all of its stockholders , officers, directors, employees and any other person who controls the Company within the meaning of Section 15 of the Securities Act (collectively, the “Company Indemnitees”) from and against any and all Liabilities incurred by a Company Indemnitee solely as a result of, or arising solely out of, or relating solely to (a) any breach of any representation or warranty made by Lender herein or in any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of Lender contained herein or in any other certificate, instrument or document contemplated hereby or thereby, or (c) the failure of Lender to comply with the requirements of the Securities Act or any state securities laws, which failure is not caused by the gross negligence or willful misconduct of the Company.

6.3.     “Liabilities” means, for any and all actions, all claims, losses, costs, penalties, fees, liabilities and damages and reasonable expenses necessarily incurred in connection therewith, including reasonable attorneys’ fees and disbursements.

7.     Miscellaneous.

7.1.     Governing Law; Jurisdiction. This Agreement will be governed by and interpreted in accordance with the laws of the State of Minnesota without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States federal and state courts located in the State of Minnesota with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby. The parties also agree that any disputes arising under this Agreement, to the extent not resolved pursuant to Section 7.2, will be exclusively venued in the United States federal and state courts located in the State of Minnesota, except for actions or proceedings regarding the enforcement of awards or judgments.

7.2.     Dispute Resolution. The parties will, to the greatest extent possible, endeavor to resolve any disputes relating to the Agreement through amicable negotiations. Failing an amicable settlement any unresolved controversy or claim arising out of or relating to this Agreement (including the existence, validity, interpretation, performance, termination or breach of this Agreement) except as (i) otherwise provided in this Agreement, or (ii) any such controversies or claims arising out of either party’s rights for which a provisional remedy or equitable relief is sought, may be submitted to arbitration by one arbitrator mutually agreed upon by the parties, and if no agreement can be reached within 30 days after names of potential arbitrators have been proposed by the American Arbitration Association (the “AAA”), then by one arbitrator having reasonable experience in corporate finance transactions of the type provided for in this Agreement and who is chosen by the AAA. The arbitration will take place in Minneapolis, Minnesota, in accordance with the AAA rules then in effect, and judgment upon any award rendered in such arbitration will be binding and may be entered in any court having jurisdiction thereof. There shall be limited discovery prior to the arbitration hearing as follows: (a) exchange of witness lists and copies of documentary evidence and documents relating to or arising out of the issues to be arbitrated, (b) depositions of all party witnesses and (c) such other depositions as may be allowed by the arbitrators upon a showing of good cause. Depositions shall be conducted in accordance with the Federal Rules of Civil Procedure, the arbitrator shall be required to provide in writing to the parties the basis for the award or order of such arbitrator, and a court reporter shall record all hearings, with such record constituting the official transcript of such proceedings. The prevailing party shall be entitled to reasonable attorney’s fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled. This Agreement will be enforceable, and any arbitration award will be final and non-appealable, and judgment thereon may be entered in any court of competent jurisdiction. Each of the parties to this Agreement consents to personal jurisdiction for any equitable action sought in a state or federal court located in the State of Minnesota.

Debt-for-Equity Exchange Agreement

7.3.     Counterparts; Signatures by Facsimile. This Agreement may be executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

7.4.     Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

7.5.     Severability. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

7.6.     Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

7.7.     Consents; Waivers and Amendments. The provisions of this Agreement may only be amended, modified, supplemented or waived upon the prior written consent of the Company and Lender.

7.8.     Notices. Any notices required or permitted to be given under the terms of this Agreement must be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and will be effective five days after being placed in the mail, if mailed by regular U.S. mail, or upon receipt, if delivered personally, by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications are:

If to the Company, then to:

Sun BioPharma, Inc.
712 Vista Blvd #305
Waconia, Minnesota 55387
Attn: Chief Financial Officer

with a copy (which shall not constitute notice) to:

Faegre Baker Daniels LLP
2200 Wells Fargo Center
90 South Seventh Street
Minneapolis, Minnesota 55402-3901
Attn: W. Morgan Burns and Joshua L. Colburn

If to Lender: To the address set forth immediately below Lender’s name on the signature pages hereto.

Each party will provide written notice to the other parties of any change in its address.

7.9.     Successors and Assigns. This Agreement is binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Company may assign this Agreement at any time in connection with a sale or acquisition of the Company, whether by merger, consolidation, sale of all or substantially all of the Company’s assets, or similar transaction, without the consent of Lender; provided, that the successor or acquirer agrees in writing to assume all of the Company’s rights and obligations under this Agreement.

Debt-for-Equity Exchange Agreement

7.10.     No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

7.11.     Survival. Unless otherwise set forth in this Agreement, the representations and warranties of Lender and the Company contained in or made pursuant to this Agreement will survive the execution and delivery of this Agreement and the closings under this Agreement and will in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of Lender or the Company.

7.12.     Further Assurances. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

7.13.     No Strict Construction. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

7.14.     Equitable Relief. Each party recognizes that, if it fails to perform or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the other parties. Each of the parties therefore agrees that the other parties are entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

7.15.     Trusts and Other Entities. To the extent Lender is a trust or other entity, the trustee or officers, directors, employees, partners, members or other control persons of such trust or entity will be bound by the terms of this Agreement as it relates to the Securities held by such trust or other entity. Lender agrees that it will cause such persons to execute and deliver to the Company an acknowledgement of the obligations set forth in this Agreement to the extent reasonably requested by the Company.

[Signature Pages Follow]

Debt-for-Equity Exchange Agreement

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed as of the date first above written.

Company:

SUN BIOPHARMA, INC.

By:
Name:
Title:

Debt-for-Equity Exchange Agreement	Signature Page

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed as of the date first above written.

Lender (Natural Person(s)):

Signature(s):

Name(s):

Address:

Email:
Fax:

U.S. Taxpayer ID(s):

Lender Preference for Delivery of Securities (pursuant to Section 2.3):

☐Physical Certificate: Please have a physical stock certificate evidencing the Securities delivered to the address set forth above.

☐Electronic “Book Entry”: Lender has (or will establish prior to the Closing Date) an account with the Company’s transfer agent, VStock Transfer, LLC. Please have the transfer agent record the Securities to the benefit of such account electronically in lieu of delivering a physical stock certificate.

Mark all that are applicable:

☐Lender is an individual with a net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000.

☐Lender is an individual that had an individual income in excess of $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year or an individual that had with his/her spouse joint income in excess of $300,000 in each of the prior two years and reasonably expects joint income in excess of $300,000 in the current year.

☐Lender is a director or executive officer of the Company.

UNITED STATES TAXABLE INVESTORS ONLY

Under penalty of perjury, by signature above, each Lender signatory certifies that (a) the Social Security Number(s) or Taxpayer ID Number(s) shown above are the true, correct and complete Social Security Number(s) or Taxpayer ID Number(s) for Lender and (b) Lender is not subject to backup withholding because: (i) Lender is exempt from backup withholding; (ii) Lender has not been notified by the Internal Revenue Service (the “IRS”) that Lender is subject to backup withholding; or (iii) the IRS has notified Lender that Lender is no longer subject to backup withholding.

Debt-for-Equity Exchange Agreement	Signature Page

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed as of the date first above written.

Lender (Entity):
Entity Name:

By:
Name:
Title:
Address:

Email:
Fax:
U.S. Taxpayer ID(s):

Lender Preference for Delivery of Securities (pursuant to Section 2.3):

☐Physical Certificate: Please have a physical stock certificate evidencing the Securities delivered to the address set forth above.

☐Electronic “Book Entry”: Lender has (or will establish prior to the Closing Date) an account with the Company’s transfer agent, VStock Transfer, LLC. Please have the transfer agent record the Securities to the benefit of such account electronically in lieu of delivering a physical stock certificate.

Mark all that are applicable:

☐Lender is an entity all of whose members are either (a) individuals with a net worth, or a joint net worth together with the individual’s spouse, in excess of $1,000,000, (b) individuals that had an individual income in excess of $200,000 in each of the prior two years and reasonably expect an income in excess of $200,000 in the current year or (c) individuals that had with the individual’s spouse joint income in excess of $300,000 in each of the prior two years and reasonably expect joint income in excess of $300,000 in the current year.

☐Lender is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, an investment company registered under the Investment Company Act of 1940, a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940 or a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐Lender has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring the securities and is one or more of the following (check one or more, as appropriate):

☐an organization described in Section 501(c)(3) of the Internal Revenue Code;

☐a corporation;

☐a Massachusetts or similar business trust; or

☐a partnership.

☐Lender is a trust with total assets exceeding $5,000,000 that was not formed for the specific purpose of acquiring securities and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment in the securities.

UNITED STATES TAXABLE INVESTORS ONLY

Under penalty of perjury, by signature above, each Lender signatory certifies that (a) the Social Security Number(s) or Taxpayer ID Number(s) shown above are the true, correct and complete Social Security Number(s) or Taxpayer ID Number(s) for Lender and (b) Lender is not subject to backup withholding because: (i) Lender is exempt from backup withholding; (ii) Lender has not been notified by the Internal Revenue Service (the “IRS”) that Lender is subject to backup withholding; or (iii) the IRS has notified Lender that Lender is no longer subject to backup withholding.

Debt-for-Equity Exchange Agreement	Signature Page

Exhibit A

PROMISSORY NOTES

Date Issued	Maturity Date	Principal Amount	Accrued Interest (through Closing Date)	Balance		Shares of Common Stock
		$	$	$	÷ $0.75 =
÷ $0.75 =
	Totals:	$	$	$

Debt-for-Equity Exchange Agreement